THE 59 WALL STREET EUROPEAN EQUITY FUND
                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND
                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND each a series of THE 59 WALL STREET CORPORATION (the Corporation)

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2000

All references to "European Equity Portfolio", "Pacific Basin Equity Portfolio" and "International Equity Portfolio" are revised to "BBH European Equity Portfolio", "BBH Pacific Basin Equity Portfolio" and "BBH International Equity Portfolio", respectively.

The italicized language in the third paragraph under the section "Shareholder Information - Purchase of Shares" is revised, effective July 10, 2000, as follows:

         An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer. Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.





                  The date of this supplement is July 1, 2000.






















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